Exhibit 99.4

THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT, THE APPLICABLE STATE SECURITIES LAW AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER

Warrant No.: 200801
Issue Date: February 19, 2008	Warrant to Purchase 33,912
Shares of Common Stock

WARRANT TO PURCHASE COMMON STOCK
OF
nFinanSe Inc.

This is to certify that, FOR VALUE RECEIVED, Bruce E. Terker (the “Holder”), is entitled to purchase, subject to the terms set forth below, from nFinanse Inc., a Nevada corporation (the “Company”), during the period commencing on the date first written above and expiring five (5) years thereafter (the “Exercise Period”), an aggregate of 33,912 fully paid and non-assessable shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a per share purchase price of $3.35 (the “Exercise Price”).  The Exercise Price and the number of such shares are subject to adjustment, from time to time, as provided below.  The shares of Common Stock deliverable upon such exercise are hereinafter sometimes referred to as the “Warrant Shares”.  This Warrant is herein referred to as the “Warrant”.  Notwithstanding anything herein to the contrary, the Company shall not be obligated to issue any shares of its Common Stock pursuant to this Warrant unless and until all amounts due and owing to the Company under this Warrant shall have been paid in full.

            Section 1.                      Exercise Period.  In the event that the expiration of the Exercise Period shall fall on a Saturday, Sunday or United States federally recognized holiday, the expiration of the Exercise Period shall be extended to 5:00 P.M. (E.S.T.) on the first business day following such Saturday, Sunday or recognized holiday (the “Expiration Date”).

Section 2.                      Exercise of Warrant.

a.           Rights of Exercise.  Provided that the Guaranty and Indemnification Agreement, dated as of February 19, 2008, by and between the Company and the Holder has not been terminated, the Holder’s right to exercise this Warrant into the aggregate of 33,912 Warrant Shares shall vest as follows:

1.           3,716 Warrant Shares on April 1, 2008;

1-PH/2852023.3

2.           8,455 Warrant Shares on June 30, 2008;

3.           8,455 Warrant Shares on September 30, 2008;

4.           8,455 Warrant Shares on December 31, 2008; and

5.           4,831 shares on February 15, 2009.

b.           Manner of Exercise.  Subject to the rights of exercise set forth in 2(a) above, this Warrant may be exercised by the Holder, in whole or in part, at any time and from time to time during the Exercise Period, by (i) the surrender of this Warrant to the Company, with the Notice of Exercise attached hereto as Annex A (the “Notice of Exercise”) duly completed and executed on behalf of the Holder, at the principal office of the Company or such other office or agency of the Company as it may designate by notice in writing to the Holder (the “Principal Office”), and (ii) the delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise in any manner specified in Section 2(e).

c.           Issuance of Warrant Shares.  Such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment shall have been made for the Warrant Shares as aforesaid.  As promptly as practicable thereafter, but in any event within five (5) business days, the Company shall deliver to the Holder a stock certificate(s) for the Warrant Shares specified in the Notice of Exercise.  If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate(s), also deliver to the Holder, at the Company’s expense, a new warrant evidencing the right to purchase the remaining number of Warrant Shares, which new warrant shall in all other respects be identical to this Warrant.

d.           Restrictive Legends.  Each certificate representing the Warrant Shares held by the Holder shall be endorsed by the Company with a legend substantially similar to that legend at the beginning of this Warrant.

e.           Payment of Exercise Price.  Except as set forth in 2(f) below, the Exercise Price shall be payable in cash or its equivalent, payable by wire transfer of immediately available funds to a bank account specified by the Company or by certified or bank cashiers’ check in lawful money of the United States of America.

f.           Cashless Exercise. This Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP on the trading day immediately preceding the date of such election;

1-PH/2852023.3

(B) = the Exercise Price of this Warrant, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

“VWAP” shall mean, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on NASDAQ, NYSE, AMEX or other successor or comparable trading market (each a “Trading Market”), the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:00 p.m. Eastern Time); (b) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers and reasonably acceptable to the Company.

g.           Fractional Shares.  The Company shall not issue fractions of Warrant Shares upon exercise of this Warrant or scrip in lieu thereof.  If any fraction of a Warrant Share would, except for the provisions of this Section 2(g), be issuable upon exercise of this Warrant, the Company shall in lieu thereof pay to the person entitled thereto an amount in cash equal to such fraction, calculated to the nearest one-hundredth (1/100) of a share, multiplied by the Exercise Price.

Section 3.                      Adjustment to Exercise Price and Warrant Shares.  The Exercise Price in effect from time to time and the number of Warrant Shares shall be subject to adjustment in certain cases as set forth in this Section 3:

a.           Stock Split.  If, at any time after the date hereof, the number of shares of the Company’s capital stock outstanding is increased by a stock dividend or by a subdivision or split-up of shares, then, following the record date for the determination of holders of capital stock entitled to receive such stock dividend, subdivision or split-up, the Exercise Price shall be appropriately decreased and the aggregate number of Warrant Shares shall be increased in proportion to such increase in outstanding shares.  The foregoing provisions shall similarly apply to successive stock dividends, subdivisions or split-ups.

b.           Reverse Stock-Split.  If, at any time after the date hereof, the number of shares of capital stock outstanding is decreased by a combination or reverse-split of the outstanding shares, then, following the record date for such combination or reverse-split, the Exercise Price shall be appropriately increased and the aggregate number of Warrant Shares shall be decreased in proportion to such decrease in outstanding shares.  The foregoing provisions shall similarly apply to successive combinations or reverse-splits.

1-PH/2852023.3

c.           Merger or Sale of Assets.  In the event that the Company shall consolidate with or merge with or into another person or entity, or the Company shall sell, transfer or lease all or substantially all of its assets, or the Company shall change its Common Stock into property or other securities (collectively, the “Triggering Transaction”), this Warrant shall terminate and shall thereafter represent only the right to receive the cash, evidences of indebtedness or other property as Holder would have received had Holder been the record owner, at the time of completion of the Triggering Transaction, of that number of Warrant Shares receivable upon exercise of this Warrant in full, less the aggregate Exercise Price payable in connection with the full exercise of this Warrant.  The Company shall notify Holder in writing, setting forth the terms of any such Triggering Transaction (including the proposed closing date for its consummation, which shall not be less than thirty (30) days from the effective date of such notice) and all documents required to be executed in order to consummate any such Triggering Transaction, and Holder shall be required to execute such documents to the same extent and upon the same terms as required of other holders of Common Stock.  Holder shall deliver to the Company at least seven (7) days prior to the proposed closing date referred to above all documents previously furnished to Holder for execution in connection with such Triggering Transaction.

d.           Notice of Adjustment.  In each case of an adjustment or readjustment of the Exercise Price and number of Warrant Shares pursuant to this Section 3, the Company shall, at its expense, notify the Holder of such event including information regarding (i) such adjustment or readjustment, and (ii) the Exercise Price and number of Warrant Shares in effect following such adjustment or readjustment (including the amount, if any, of other securities and property that at the time would be received upon the exercise of this Warrant).

Section 4.                      Exchange and Replacement.

a.           Manner of Exchange and Replacement.  This Warrant is exchangeable, upon surrender of this Warrant by the Holder to the Company at the Principal Office, for new warrants of like tenor registered in the Holder’s name and representing in the aggregate the right to purchase the same number of Warrant Shares purchasable hereunder, each of such new warrants to represent the right to purchase such number of Warrant Shares as shall be designated by the Holder at the time of surrender.

b.           Issuance of New Warrant.  Upon receipt by the Company of (i) evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (ii) (A) in the case of loss, theft or destruction, an indemnity agreement reasonably satisfactory in form and substance to the Company or (B) in the case of mutilation, this Warrant, the Company, at its expense, shall execute and deliver, in lieu of this Warrant, a new Warrant of like tenor and amount.

1-PH/2852023.3

Section 5.                      Representations and Warranties of the Company.  The Company represents and warrants to the Holder that all shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and non-assessable.

Section 6.                      Covenants of the Company.  The Company covenants and agrees that it shall take all such action as may be required to assure that the Company shall at all times have authorized and reserved, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

Section 7.                      No Stockholder Rights.  The Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Warrant Shares or any other securities of the Company that may at any time be issuable upon the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any other matter submitted to the stockholders of the Company at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance or reclassification of capital stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrant shall have been exercised as provided herein.

Section 8.                      Restrictions on Transfer.  This Warrant may not be transferred or assigned to any person without the prior written consent of the Company.

Section 9.                      Blocking Provision.  At each exercise of this Warrant, the number of Warrant Shares that may be acquired by the Holder at the time of such exercise shall be limited to the extent necessary to insure that, following such exercise, the number of shares of Common Stock then beneficially owned by the Holder and its Affiliates (as defined below) and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the Holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) does not exceed 9.99% of the total number of shares of Common Stock then issued and outstanding (the “Beneficial Ownership Cap”). For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission, and the percentage held by the Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. As used herein, the term “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. For purposes of this Section 9, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Exchange Act filing that include the number of outstanding shares of Common Stock, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written request of the Holder, the Company shall within two (2) business days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  By written notice to the Company, the Holder may increase or decrease the Beneficial Ownership Cap, in its sole discretion, to any other percentage in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the fifteenth (15th) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder.

Section 10.                     Notice.  Unless otherwise provided in this Warrant, all notices, requests, consents and other communications hereunder shall be in writing, shall be sent by U.S. Mail or a nationally recognized overnight express courier postage prepaid, and shall be deemed given one day after being so sent, or if delivered by hand shall be deemed given on the date of such delivery to such party, or if sent to such party (in the case of a Holder) at the address provided to the Company by the Holder at the time of issuance of this Warrant or (in the case of the Company) at the Principal Address, Attention: Chief Financial Officer, or to such other address as is designated by written notice, similarly given to each other party hereto.

Section 11.                     Miscellaneous.

a.           Governing Law.  This Warrant shall be construed in accordance with and governed by the laws of the State of Florida (without giving effect to any conflicts or choice of law provisions that would cause the application of the domestic substantive laws of any other jurisdiction).

b.           Prevailing Party’s Costs and Expenses.  The prevailing party in any mediation, arbitration or legal action to enforce or interpret this Warrant shall be entitled to recover from the non-prevailing party all costs and expenses, including reasonable and documented attorneys’ fees, incurred in such action or proceeding.

c.           Failure to Pursue Remedies.  Except where a time period is specified, no delay on the part of any party in the exercise of any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any exercise or partial exercise of any such right, power, privilege or remedy preclude any further exercise thereof or the exercise of any other right, power, privilege or remedy.

d.           Amendment and Waiver.  No provision of this Warrant may be amended, modified or waived except upon the written consent of the party against whom such amendment, modification or waiver is to be enforced.  The failure of any party to enforce any of the provisions of this Warrant shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Warrant in accordance with its terms.

e.           Assignment; Binding Effect.  The rights and obligations of the Company set forth herein may not be assigned or delegated by the Company without the prior written consent of the Holder.  Pursuant to Section 8 hereof, the rights and obligations of the Holder set forth herein may not be assigned or delegated by the Holder without the prior written consent of the Company.  This Warrant shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Warrant, their successors, legal representatives and assigns.

f.           Severability.  If any term or provision of this Warrant, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Warrant, or its application to other persons or circumstances, shall not be affected thereby, and each term and provision of this Warrant shall be enforced to the fullest extent permitted by law.

g.           Construction.  Whenever the context requires, the gender of any word used in this Warrant includes the masculine, feminine or neuter, and the number of any word includes the singular or plural.  Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Warrant, and all references to exhibits are to exhibits attached hereto, each of which is made a part hereof for all purposes.

h.           Headings.  The headings and subheadings in this Warrant are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Warrant or any provision hereof.

i.           Facsimile.  Delivery of an executed signature page of this Warrant by facsimile transmission shall be as effective as delivery of a manually executed signature page.

[SIGNATURE ON THE FOLLOWING PAGE]

1-PH/2852023.3

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

                    nFinanSe Inc.

                    By: /s/ Raymond P. Springer
                    Name: Raymond P. Springer
                    Title: Chief Financial Officer

1-PH/2852023.3

Annex A

NOTICE OF EXERCISE

To:_________________ Dated:____________

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby elects to purchase (check applicable box):

⁭  ______ shares of the Common Stock of the Company covered by such Warrant; or

⁭  the maximum number of shares of Common Stock covered by such Warrant pursuantto the cashless exercise procedure set forth in Section 2(e).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant.  Such payment takes the form of (check applicable box or boxes):

   ⁭  $______ in lawful money of the United States; and/or

⁭  the cancellation of such portion of the attached Warrant as is exercisable for a total of_____ Warrant Shares (using a VWAP of $_____ per share for purposes of thiscalculation); and/or

⁭  the cancellation of such number of Warrant Shares as is necessary, in accordance withthe formula set forth in Section 2(e), to exercise this Warrant with respect to themaximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 2(e).

Signature:  ______________________
Address:  _______________________
                  _______________________

1-PH/2852023.3